AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	2
2. AMENDMENT/MODIFICATION NO	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (if applicable)
54	See Block 16C	N/A.
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246

9B. DATED (SEE ITEM 11)

x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐   The above numbered solicitation amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing
Items 8 and 15, and returning _____________ copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)
N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43 103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT Contractor ☒ is not ☐ is required to sign this document and return ____________________ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 33-0903395
DUNS Number: 121785997
A. The purpose of this no cost unilateral modification is to incorporate the following changes into the contract :
1. The Contracting Officer's Representative (COR) is hereby changed from Claiborne Hughes to Danielle M. Turley.
2. The total amount, scope and period of performance of all other CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of
Continued . . .

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Michael Alrutz (Signature of person authorized to sign)	12/3/18	/s/Ethan J. Mueller (Signature of Contracting Officer)	11/27/18
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED				PAGE OF
	HHSO100201100013C/0054				2	2
NAME OF OFFEROR OR CONTRACTOR
CHIMERIX, INC. 1377270
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110